EXHIBIT 99.1

ASSURANCEAMERICA CORPORATION REPORTS RECORD MID-YEAR RESULTS

ATLANTA, GEORGIA --- August 15, 2005

Atlanta based ASSURANCEAMERICA CORPORATION (OTC BB: ASAM.OB), announced today its financial results for the second quarter and six months ended June 30, 2005.

Revenues for the second quarter increased 37% to $8.1 million, compared to $5.9 million for the second quarter of 2004. Net income increased 193% for the second quarter of 2005 to $117,607, compared to ($126,001) in the second quarter of 2004. Pretax earnings for the second quarter were $324,204 compared to ($126,001) in the prior year.

Revenues for the six months of 2005 increased 33% to $16.0 million, compared with $12.0 million for the first half of 2004. The Company increased net income 717% for the first half of 2005 to $815,717, compared with $99,769, in the same period last year. Pretax earnings for the six months increased to $1,068,917 from $99,769.

In announcing first quarter results, Lawrence (Bud) Stumbaugh, President and CEO of AssuranceAmerica Corporation said, "Our strategy of entering additional states to enhance our premium growth has paid off handsomely as demonstrated by our six-month increase of 33%. Our loss ratios have shown significant improvement, from 79% to 66% year to date. This coupled with attention to cost control and other economies that come with volume, were the primary drivers of our outstanding results. Our plan is to continue to enter more states before the end of this year. We continue to expect record sales and profits."

AssuranceAmerica focuses on the specialty automobile insurance marketplace, primarily in Florida, Georgia, Alabama and South Carolina. Its principal operating subsidiaries are TrustWay Insurance Agencies, which sells personal automobile insurance policies through its 32 retail agencies, AssuranceAmerica Managing General Agency, and AssuranceAmerica Insurance Company.

This press release includes statements that may constitute "forward-looking" statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, as discussed in the Company's filings with the U.S. Securities Exchange Commission (SEC).


Contact:
AssuranceAmerica Corporation
Atlanta, Georgia
Renee A. Pinczes
770-952-0200 Ext. 105
770-984-0173 - Fax
RPinczes@aainsco.com

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                          ASSURANCEAMERICA CORPORATION
                (UNAUDITED) CONSOLIDATED STATEMENTS OF OPERATIONS
            FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2005 AND 2004

                                                                     THREE MONTHS                      SIX MONTHS

                                                                 2005            2004             2005             2004
                                                           --------------- ---------------  ---------------  ---------------
REVENUE:
   Gross premiums written                                  $     9,813,137 $     7,833,482  $    20,577,382  $    16,337,206
   Gross premiums ceded                                         (6,689,559)     (5,347,469)     (14,021,473)     (11,185,886)
      NET PREMIUMS WRITTEN                                       3,123,578       2,486,013        6,555,909        5,151,320
      Increase in unearned premiums,
         net of prepaid reinsurance premiums                      (200,048)       (176,023)      (1,034,069)        (912,935)
      NET PREMIUMS EARNED                                        2,923,530       2,309,990        5,521,840        4,238,385
           Commission income                                     3,900,409       2,564,250        7,768,288        5,554,880
           Managing general agent fees                           1,156,896         869,885        2,225,631        1,692,934
           Net investment income                                    25,642           8,078           38,833           11,052
           Other fee income                                        137,585         192,490          396,420          493,249
                                                           --------------- ---------------  ---------------  ---------------
           TOTAL REVENUE                                         8,144,062       5,944,693       15,951,012       11,990,500
EXPENSES:
           Losses and loss adjustment expenses                   1,946,677       1,836,313        3,648,453        3,331,957
           Selling, general and administrative                   5,635,824       4,032,146       10,754,547        8,147,263
           Depreciation and amortization expense                    93,497          60,300          185,739          127,877
           Interest expense                                        143,857         141,935          293,356          283,634
                                                           --------------- ---------------  ---------------  ---------------
           TOTAL OPERATING EXPENSES                              7,819,855       6,070,694       14,882,095       11,890,731
                                                           --------------- ---------------  ---------------  ---------------
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAX EXPENSE              324,207        (126,001)       1,068,917           99,769
INCOME TAX PROVISION                                                    --              --               --               --
                                                           --------------- ---------------  ---------------  ---------------
NET INCOME (LOSS)                                                  324,207        (126,001)       1,068,917           99,769
                                                           --------------- ---------------  ---------------  ---------------
DIVIDENDS ON PREFERRED STOCK                                       206,600              --          253,200               --
                                                           --------------- ---------------  ---------------  ---------------
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS      $       117,607 $      (126,001) $       815,717  $        99,769
                                                           =============== ===============  ===============  ===============

EARNINGS PER COMMON SHARE
Basic                                                                0.002          (0.003)           0.016            0.002
Diluted                                                              0.002          (0.003)           0.013            0.002
Weighted average shares outstanding-basic                       50,425,540      45,211,090       50,055,469       45,211,090
Weighted average shares outstanding-diluted                     63,565,805      45,211,090       63,195,734       46,182,909

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                          ASSURANCEAMERICA CORPORATION
                     (UNAUDITED) CONSOLIDATED BALANCE SHEETS
                       JUNE 30, 2005 AND DECEMBER 31, 2004

                                                                                  JUNE 30,      DECEMBER 31,
                                                                                    2005            2004
                                                                                    ----            ----
ASSETS
Cash and cash equivalents                                                      $   11,928,137  $    7,059,188
Short term investments                                                                800,000         400,000
Long term investments                                                                 599,808         599,808
Investment income due and accrued                                                       8,412             734
Receivables from insureds                                                           7,347,270       5,170,840
Reinsurance recoverable (including $4,070,051 and $3,084,838 on paid losses)       12,624,692      10,543,775
Prepaid reinsurance premiums                                                        7,645,782       5,291,830
Deferred acquisition costs                                                            280,382         224,842
Property and equipment (net of accumulated depreciation of $1,214,872 and
  $1,094,131)                                                                       1,306,721       1,185,081
Due from related party                                                                      -          30,783
Other receivables                                                                   1,284,077         245,677
Prepaid expenses                                                                      371,883          52,260
Intangibles (net of accumulated amortization of $1,263,394 and $1,198,396)          7,494,791       5,399,789
Security deposits                                                                      75,043          89,158
                                                                               --------------  --------------
TOTAL ASSETS                                                                   $   51,766,998  $   36,293,765
                                                                               ==============  ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses                                          $    3,854,322  $    2,904,640
Unearned premiums                                                                  11,221,209       7,833,189
Unpaid losses and loss adjustment expenses                                         12,220,916      10,655,625
Reinsurance payable                                                                 8,022,798       4,936,933
Provisional commission reserve                                                      1,146,901       1,060,883
Debt, related party                                                                 6,545,644       7,376,279
Capital lease obligations                                                             265,545         265,545
                                                                               --------------  --------------
TOTAL LIABILITIES                                                                  43,277,335      35,033,094
                                                                               --------------  --------------
STOCKHOLDERS' EQUITY
Common stock, 0.01 par value (authorized 80,000,000, outstanding 50,425,540
and 46,577,090 respectively)                                                          504,257         465,771
Preferred stock, 0.01 par value (authorized 5,000,000, outstanding 1,266,000
and 426,000 respectively)                                                              12,660           4,260
Surplus-paid in                                                                    15,239,332       8,872,943
Accumulated deficit                                                                (7,266,586)     (8,082,303)
                                                                               --------------  --------------
TOTAL STOCKHOLDERS' EQUITY                                                          8,489,663       1,260,671
                                                                               --------------  --------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                     $   51,766,998  $   36,293,765
                                                                               ==============  ==============